Sextant Global High Income Fund

Investor Shares: SGHIX

March 30, 2021

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Global High Income Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2021, are incorporated by reference into this Summary Prospectus.

Sextant Global High Income Fund

SGHIX

Investment Objective

High income, with a secondary objective of capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.29%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.70%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$390	$871

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27.17% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high yield bonds ("junk bonds"). It applies a consistent, value-oriented approach to security selection, basing investment decisions on current income and expected total return, adjusted for risk. It adjusts allocations to individual securities to manage the portfolio's fundamental risks, such as industry, country, currency, inflation, interest rate, liquidity, and credit cycle risks. In addition, the Fund will attempt to capitalize on periodic stress in leveraged credit markets, which may result in more volatile current income in exchange for more attractive long-term, risk-adjusted total return consistent with its investment objective. When selecting equities, the Fund principally invests in income-producing securities of companies with market capitalizations greater than $5 billion.

Under normal circumstances, the Fund invests its assets as follows:

  No more than 50% in common stocks
  No more than 50% in securities of US issuers
  No more than 50% in bonds rated A3 or higher
  No more than 33% in securities of emerging market issuers

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes. The risks associated with changing interest rates may have unpredictable effects on bond markets, the liquidity of bonds, and the Fund's investments.

Sextant Global High Income Fund

SGHIX

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

High yield risk: Investing in bonds that are unrated or rated below investment grade, which are known as "junk bonds" typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value.

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Emerging markets risk: There are heightened risks when investing in emerging markets, which are generally less liquid and more volatile than more developed securities markets. These risks include greater political or economic uncertainties; delays and disruptions in securities settlement procedures; weaker corporate governance, accounting, auditing and financial reporting standards; and less publicly available information about issuers. Emerging market countries' governments may also be more likely to impose capital controls or nationalize an industry.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

* For the period 3/30/2012 (the Fund's inception) through 12/31/2012, and not annualized.

Best Quarter	Q4 2020	8.61%
Worst Quarter	Q1 2020	-16.87%

Sextant Global High Income Fund

SGHIX

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and for the Life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2020
	1 Year	5 Years	Life of Fund Since 3/30/2012
Return before taxes	-2.73%	8.13%	4.55%
Return after taxes on distributions	-3.67%	6.65%	3.20%
Return after taxes on distributions and sale of Fund shares	-1.24%	6.37%	2.77%
S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes)	15.58%	12.90%	11.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Managers

Mr. Bryce R. Fegley MS, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2012. Mr. Patrick T. Drum MBA, CFA®, CFP®, a portfolio manager and fixed-income analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2015.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Global High Income Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Sextant Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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